Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
Income Tax Status	INCOME TAX STATUS
The Plan is maintained through the adoption of a pre-approved plan that has received an opinion letter from the IRS dated August 19, 2020, stating that the form of the plan is qualified under Section 401(a) of the Code and therefore, the related trust is tax-exempt. The Plan Administrator has determined that it is eligible to, and has chosen to, rely on the current IRS opinion letter with respect to qualified status of the Plan. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualified status. The Plan Administrator has indicated that it will take the necessary steps, if any, to bring the Plan's operations into compliance with the Code.

Accounting principles generally accepted in the United States require the Plan’s management to evaluate tax positions taken by the Plan and to recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. Plan management has analyzed the tax positions taken by the Plan and has concluded that there are no uncertain positions taken or expected to be taken that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by the IRS; however, there are currently no audits for any tax periods in progress.